UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2007

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street P.O. Box 7000, El Dorado, Arkansas	71731-7000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On January 11, 2007, Murphy Oil Corporation released information regarding its expected results of operations for the fourth quarter that ended December 31, 2006. The full text of this press release is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosures

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosures.”

In the same press release noted under Item 2.02 above, Murphy Oil Corporation also released information regarding results of drilling operations in Malaysia. The full text of this press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	A news release dated January 11, 2007 announcing guidance for fourth quarter 2006 earnings and an update of drilling results in Malaysia is attached hereto as Exhibit 99.1.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ John W. Eckart
John W. Eckart
Vice President and Controller

Date: January 11, 2007

Exhibit Index

99.1	Press release dated January 11, 2007, as issued by Murphy Oil Corporation.